IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus, as supplemented, Summary Prospectus and

Statement of Additional Information, as supplemented

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Transamerica Small/Mid Cap Value VP

Change in Sub-Adviser. Systematic Financial Management L.P. (“Systematic”) will become the sole sub-adviser to Transamerica Small/Mid Cap Value VP (the “Portfolio”). This change is expected to occur on or about March 31, 2011, but may occur sooner. On the effective date of the change, the Portfolio will be renamed Transamerica Systematic Small/Mid Cap Value VP. Portfolio shareholders will receive an information statement providing information regarding Systematic and its new sub-advisory agreement with Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s adviser.

In connection with the change in sub-adviser, the Portfolio’s principal investment strategies will change. The Portfolio will also have a new sub-advisory fee structure. The Portfolio’s fundamental investment restrictions will remain the same; the Portfolio’s non-fundamental investment policies will be eliminated. TAM will continue to serve as the Portfolio’s investment adviser. TAM’s advisory fee will not increase as a result of these changes.

On the effective date of the change in sub-adviser, the following information will supplement and supersede any contrary information contained in the Prospectus, Summary Prospectus and Statement of Additional Information concerning the Portfolio:

NAME:

Transamerica Systematic Small/Mid Cap Value VP

PRINCIPAL INVESTMENT STRATEGIES:

The portfolio’s sub-adviser, Systematic Financial Management L.P. (“Systematic”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets in small- and mid-cap equity securities (U.S. Equity securities, ADRs and foreign securities trading on U.S. markets). The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $20 billion or within the range of the Russell 2500 Index whichever is broader at the time of purchase.

The portfolio generally will invest in small and mid-cap equities with valuation characteristics including low price/earnings and price/cash flow ratios. Systematic’s security selection process generally favors companies with positive earnings dynamics, manageable debt levels and good cash flows. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. Systematic also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

The portfolio may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Systematic employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value.

SUB-ADIVSER:

Systematic Financial Management L.P. The principal business address of Systematic is 300 Frank W. Burr Blvd., Glenpointe East, 7th Floor, Teaneck, NJ 07666.

Portfolio Managers

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kenneth Burgess, CFA/2011	Portfolio Manager	Systematic	Portfolio Manager, Partner
Ron Mushock, CFA/2011	Portfolio Manager	Systematic	Portfolio Manager, Partner

Sub-advisory Fee

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the portfolio’s average daily net assets*):

First $100 million	0.45%
Over $100 million up to $350 million	0.40%
Over $350 million up to $1 billion	0.35%
Over $1 billion	0.30%

* Assets will be aggregated with a similar mandate of Transamerica Funds managed by Systematic.

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Investors Should Retain this Supplement for Future Reference

January 19, 2011